UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	001-39285	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 9, 2022, Partners Bancorp (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”). There were 17,941,604 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting, and 14,433,536 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting.

The Company’s stockholders voted on the following: (1) a proposal to approve the Agreement and Plan of Merger, dated as of November 4, 2021 (the “Agreement”), by and among OceanFirst Financial Corp. (“OceanFirst”), Coastal Merger Sub Corp., a wholly-owned subsidiary of OceanFirst (“Merger Sub”) and the Company, and the transactions contemplated by the Agreement, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger Proposal”); (2) a proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of the Company may receive in connection with the merger pursuant to existing agreements or arrangements with the Company (the “Compensation Proposal”); and (3) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

The Company’s stockholders approved each of the proposals. The final voting results for each proposal were as follows:

	For	Against	Abstain	Broker Non-Vote
Proposal 1 – Merger Proposal	14,020,255	268,658	144,623	-
Proposal 2 – Compensation Proposal	13,186,123	1,048,821	198,592	-
Proposal 3 – Adjournment Proposal	13,949,802	380,717	103,017	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.            Description

104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Partners Bancorp

Date: March 10, 2022	By:	/s/ Lloyd B. Harrison, III
Lloyd B. Harrison, III
Chief Executive Officer

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